UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 2013

REAL ESTATE ASSOCIATES LIMITED III

(Exact name of Registrant as specified in its charter)

California	0-10673	95-3547611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

80 International Drive

Greenville, South Carolina 29615

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Real Estate Associates Limited III, a California limited partnership (the “Registrant”), holds a 99% limited partnership interest in Santa Maria Limited Dividend Partnership Associates, a Massachusetts limited partnership (“Santa Maria”).

As previously disclosed, on October 26, 2011, Santa Maria entered into a purchase and sale contract to sell its investment property to a third party.

As previously disclosed, on November 16, 2012, Santa Maria entered into an amendment to its purchase and sale contract, the terms of which extended the closing date for the sale of Santa Maria’s investment property to March 29, 2013.

On March 20, 2013, Santa Maria entered into an amendment to its purchase and sale contract, the terms of which extended the closing date for the sale of Santa Maria’s investment property to May 31, 2013.  The Registrant’s investment balance in Santa Maria was zero as of September 30, 2012 and December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL ESTATE ASSOCIATES LIMITED III

By:  National Partnership Investments, LLC

General Partner

By:  /s/Edward Schmidt

Edward Schmidt

Director of Reporting

Date: March 22, 2013